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                                                                    EXHIBIT 99.1


     I hereby consent to being named in the registration statements of Diedrich Coffee, Inc. on Form S-4 (Registration No. 333-76861) and Form S-1 (Registration No. 333-78083).


     Dated: June 7, 1999                                 /s/ Randy Powell
                                                    ----------------------------
                                                             Randy Powell